PRELIMINARY COPIES


                                                   (File Nos. 2-67052; 811-3032)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [X]    Preliminary Proxy Statement
         [ ]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                   FORUM FUNDS
                (Name of Registrant as Specified in its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         [X]   No Fee Required
         [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

               1) Title of each class of securities to which transaction applies:

                    -----------------------------

               2)   Aggregate number of securities to which transaction applies:

                    -----------------------------
               3)   Per  unit  price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11:

                    -----------------------------

               4)   Proposed maximum aggregate value of transaction:

                    -----------------------------

               5)   Total fee paid:

                    -----------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

                    -----------------------------

               2)   Form, Schedule or Registration Statement No.:

                    -----------------------------

               3)   Filing Party:

                    -----------------------------

               4)   Date Filed:

                    -----------------------------

                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101



                                  June 30, 2003





Dear Valued Shareholder:

     Enclosed is a Notice of Special Meeting of Shareholders of Institutional Shares of Daily Assets Government Fund ("Forum Fund"), a series of Forum Funds ("Forum"), to be held on July 15, 2003 at the offices of Forum Administrative Services, LLC, Two Portland Square, Second Floor Conference Room, Portland, Maine 04101.

     At the meeting, you will be asked to approve an Agreement and Plan of Reorganization between Forum, on behalf Forum Fund, a money market fund, and Monarch Funds ("Monarch"), another registered investment company, on behalf of Universal Shares of Daily Assets Government Obligations Fund, a money market fund (the "Plan"). Under the Plan, Forum Fund will transfer its assets to Universal Shares of Daily Assets Government Obligations Fund ("Monarch Fund") in exchange solely for shares of Monarch Fund and Monarch Fund's assumption of Forum Fund's liabilities. The Plan further provides that Forum Fund will then distribute the shares received from Monarch Fund proportionately to its shareholders and then terminate.

     The Board of Trustees of Forum (the "Board") unanimously approved the Plan and believes that it is in the best interests of the shareholders of Forum Fund. In evaluating the Plan please note that:

     o Forum Fund and Monarch Fund pursue the same investment objective and have the same investment strategies and policies.
     o Forum Fund and Monarch Fund are each managed by Forum Investment Advisors, LLC and share a common portfolio manager, Anthony R. Fischer.
     o The estimated gross expenses of Monarch Fund are lower than that of Forum Fund. Net expenses of each fund will be the same.
     o As a result of the transactions contemplated under the Plan, the performance of Monarch Fund will reflect the historical performance of Forum Fund.

     The Board believes that the Plan is important and recommends that you read the enclosed materials carefully and then vote FOR the proposal. Please choose one of the following options to vote:
     o BY MAIL: Complete the enclosed proxy card and return it in the postage-paid envelope provided.
     o    IN PERSON: Attend the Special Meeting (details enclosed).

     Forum Financial Group, LLC and/or its affiliates (collectively, "FFG") have agreed to pay the audit, legal, and proxy solicitation costs of the transactions contemplated under the Plan. FFG currently provides administrative, transfer agency, fund accounting, and custody services to each Forum Series and each Monarch Series.

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

     IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT FORUM SHAREHOLDER SERVICES, LLC AT (800) 943-6786.

                                                Very truly yours,

                                                /s/ JOHN Y. KEFFER
                                                --------------------------------

                                                John Y. Keffer
                                                President and Chairman of
                                                the Board of Trustees

                                   FORUM FUNDS

                          DAILY ASSETS GOVERNMENT FUND

                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 15, 2003

     A special meeting of shareholders of Institutional Shares of Daily Assets Government Fund ("Forum Fund"), a class of Forum Funds ("Forum"), will be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Second Floor Conference Room, Portland, Maine 04101, on July 15 2003 at 10:00 a.m. (Eastern time) to consider the following:

     1. A proposal to approve an Agreement and Plan of Reorganization between Forum, on behalf of Forum Fund, and Monarch Funds ("Monarch"), another registered investment company, on behalf of Universal Shares of Daily Assets Government Obligations Fund ("Monarch Fund"), a Monarch money market fund (the "Plan"). Under the Plan, Forum Fund will transfer its assets to Monarch Fund in exchange solely for shares of Monarch Fund and Monarch Fund's assumption of the applicable Forum Fund's liabilities. The Plan further provides that Forum Fund will then distribute the shares received from Monarch Fund proportionately to its shareholders and terminate; and

     2.   Any other business that properly comes before the meeting.

     Enclosed with this notice is a Proxy Statement, which includes information relevant to the proposed transactions. A form of the Plan is attached as Exhibit A to the Proxy Statement.

     Shareholders of record of Forum Fund as of the close of business on June 13, 2003 are entitled to vote at the meeting and at any postponement or adjournment thereof. This notice and related Proxy Statement are first being mailed to shareholders of Forum Fund on or about June 30, 2003. This Proxy is being solicited by Forum's Board of Trustees.

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT FORUM SHAREHOLDER SERVICES, LLC AT (800) 943-6786.



                                              BY ORDER OF THE BOARD OF TRUSTEES,

                                              /s/ LESLIE K. KLENK
                                              ----------------------------------

                                              Leslie K. Klenk
                                              Secretary
                                              Forum Funds



               YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
                       NUMBER OF SHARES THAT RECORD DATE.

TABLE OF CONTENTS                                                          PAGE
--------------------------------------------------------------------------------

INTRODUCTION                                                                  1
DISCUSSION OF PROPOSED AGREEMENT AND PLAN OF REORGANIZATION                   2
      REASONS UNDERLYING THE PLAN                                             3
COMPARISON OF FEES                                                            4
COMPARISON OF SECURITY HOLDERS' RIGHTS                                        5
OTHER MATTERS                                                                 6
      FEDERAL TAX CONSEQUENCES                                                6
      ------------------------
      OUTSTANDING SHARES OF THE FUNDS                                         6
      -------------------------------
      OTHER FUND SERVICE PROVIDERS                                            6
      ----------------------------
      PRO FORMA FINANCIALS                                                    7
      --------------------
      MATTERS INCORPORATED BY REFERENCE                                       7
      ---------------------------------
      REPORTS TO SHAREHOLDERS                                                 7
      -----------------------

AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A)
PROXY CARD

                                 PROXY STATEMENT

                          Acquisition of the Assets of
       DAILY ASSETS GOVERNMENT FUND - INSTITUTIONAL SHARES ("FORUM FUND")

                                   a series of

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (800) 943-6786

                   By and In Exchange for shares of beneficial
                                   interest of

  DAILY ASSETS GOVERNMENT OBLIGATIONS FUND - UNIVERSAL SHARES ("MONARCH FUND")

                                   a series of

                                  MONARCH FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (800) 754-8757
                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 15, 2003

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Forum Funds ("Forum"), a Delaware statutory trust, on behalf of Institutional Shares of Daily Assets Government Fund ("Forum Fund"), a Forum money marker series. Forum is a registered open-end investment company whose executive offices are located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at a special meeting of shareholders (the "Meeting") of Forum Fund to be held at the offices of the Trust's administrator, Forum Administrative Services, LLC ("FAdS"), Two Portland Square, Portland, Maine 04101 on July 15, 2003, at 10:00 a.m. (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Notice of Meeting, this Proxy Statement and the proxy card are first being mailed to shareholders on or about June 30, 2003.

     The Board has fixed the close of business on June 13, 2003 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. As of the Record Date there were 25,028,510.790 shares outstanding of Forum Fund. Each shareholder will be entitled to one vote for each whole Forum Fund share and a fractional vote for each fractional Forum Fund share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of Forum Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding Forum Fund at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Forum Fund shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are Forum Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and broker non-votes have the effect of votes "AGAINST" a proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled "ABSTAIN" would result in the shares covered by the proxy being treated as if they were voted "AGAINST" a proposal.

     IF A CHOICE IS NOT SPECIFIED ON A PROPERLY EXECUTED PROXY THAT IS RETURNED IN TIME TO BE VOTED AT THE MEETING, THE PROXY WILL BE VOTED "FOR" A PROPOSAL FOR WHICH THE PROXY WAS SUBMITTED.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote for a proposal as "FOR" such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted "AGAINST" such adjournment. A shareholder vote may be taken on a proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

     Approval of the proposal by Forum Fund requires the affirmative vote of the lesser of (a) 67% or more of the shares of Forum Fund's present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of Forum Fund.

     Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to Forum Shareholder Services, LLC ("FSS"), the Trust's transfer agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting. The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of FSS or its affiliates. Forum Financial Group, LLC and/or its affiliates ("FFG") have agreed to pay the audit, legal, and proxy solicitation costs, including, but not limited to the preparation, printing and mailing of this Proxy Statement and proxy cards.

DISCUSSION OF PROPOSED AGREEMENT AND PLAN OF REORGANIZATION

     On February 11, 2003, the Board of Trustees of Forum ("Board"), a registered open-end investment company, unanimously approved the Agreement and Plan of Reorganization between Forum, on behalf Institutional Shares of Forum Fund, a Forum money market fund, and Monarch Funds ("Monarch"), another registered open-end investment company, on behalf of Universal Shares of Daily Assets Government Obligations Fund, a Monarch money market fund (the "Plan").

     Under the Plan, Forum Fund will: (1) transfer its assets to Monarch Fund in exchange solely for shares of Monarch Fund and Monarch Fund's assumption of Forum Fund's liabilities; and (2) then distribute the shares received from Monarch Fund proportionately, on a tax-free basis, to its shareholders and terminate ("Reorganization"). The Reorganization will occur as of the effective date designated in the Plan or at a later date as agreed upon by the Board and the Monarch Board of Trustees ("Monarch Board").

     The Plan contains customary representations, warranties, and conditions designed to ensure that the Reorganization is fair to Forum Fund and its shareholders. The Plan provides that the consummation of the Reorganization is contingent upon, among other things, approval of the Plan by Forum Fund's shareholders. The

Plan may be terminated with respect to the Reorganization if, on the Closing Date (as defined in the Plan), any of the applicable conditions have not been met or if the representations and warranties are not true, or if the Board or the Monarch Board determines that consummation of the Reorganization is not in the best interest of Forum Fund or Monarch Fund, respectively.

     The Closing Date of the Reorganization is July 15, 2003. Upon mutual agreement, the Board and the Monarch Board may change the Closing Date of the Reorganization. If the shareholders of Forum Fund do not approve the Plan, the Reorganization will not take place.

     If Forum Fund's shareholders approve the Plan, shares of Forum Fund will no longer be offered for sale, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans. Until the close of business on the Closing Date, you may continue to add to your existing account only through an established automatic investment plan or through the reinvestment of dividend and capital gain distributions.

     The stock transfer books of Forum Fund will be permanently closed as of 4:00 p.m., Eastern time, on the Closing Date. Forum Fund will only accept requests for redemption received in proper form before 4:00 p.m., Eastern time, on the business day immediately preceding the Closing Date. Requests received after that time will be considered requests to redeem shares of Monarch Fund.

REASONS UNDERLYING THE PLAN

     The Plan is the final stage of a larger transaction to consolidate the money market fund series of Forum, Monarch, and Core Trust (Delaware), another registered investment company (collectively, the "Money Fund Assets"), in order to take advantage of expected economies of scale and operational efficiencies that would result from the combination of the Money Fund Assets into one registrant. The first stage involved the reorganization of Monarch from a Delaware business trust into a Massachusetts business trust on April 23, 2003. The second stage involved the reorganization of Forum's three other money market funds, Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund, and Daily Assets Cash Fund ("Other Forum Money Funds"), with and into corresponding series of Monarch and the subsequent redemption of each Monarch series' and Forum Fund's investment in Core Trust (Delaware) ("Core Trust") immediately after the consummation of such reorganizations on June 6, 2003. Monarch Fund, a newly created shell series of Monarch, will also directly invest in portfolio securities. The Reorganization is scheduled to occur shortly after Monarch Fund's registration statement becomes effective with the SEC. Prior to June 6, 2003, each of the Other Forum Money Funds and their corresponding Monarch series invested substantially all of their assets in the same portfolio of Core Trust while Forum Fund invested substantially all of its assets in Government Portfolio of Core Trust.

     At a meeting held on February 11, 2003, the Board and the Monarch Board, including their Trustees who are not "interested persons" as that term is defined in Section 2(a)(19) of the 1940 Act, as amended ("Independent Trustees"), unanimously approved the Plan and determined that the Reorganization was in the best interests of the shareholders of Forum Fund and Monarch Fund.

     In considering the Plan, the Board and the Monarch Board considered that FFG would no longer support fee waivers required to maintain the expenses of the Forum Fund at their current levels. The Board and the Monarch Board, including their Independent Trustees, also took into consideration (with the advice and assistance of independent legal counsel) that the Reorganization would provide certain benefits to the shareholders of the Forum Fund and Monarch Fund based on the following information provided during the meeting:

     1. Dilution: The Plan includes provisions intended to avoid dilution of the interests of the shareholders of Forum Fund. Under the Plan, each Forum Fund shareholder will receive shares of Monarch Fund equal in value to its share of the net assets of Forum Fund. Consequently, the Board and the Monarch Board, including their Independent Trustees, determined that the reorganization would not dilute the interests of the shareholders of Forum Fund.

     2. Similarity of Investment Objectives and Policies: Forum Fund and Monarch Fund have the same investment objective - to provide high current income consistent with preservation of capital and the maintenance of liquidity. Forum Fund and Monarch Fund also share the same investment policies.

     3. Expenses: Although certain service provider fees of Monarch Fund are higher than those currently charged to Forum Fund, the Reorganization will result in lower gross expenses for the Fund and the same net expenses. The consolidation of Money Market Assets into one registrant is expected to provide certain economies of scale that will effectively decrease the level of waivers required of FFG to maintain the net expenses of Monarch Fund at pre-Reorganized levels. The Board noted, however, that fee waivers are voluntary and may be reduced or eliminated at any time.

     4. Portfolio Management: The Reorganization would result in a continuity of portfolio management. Forum Investment Advisors, LLC ("FIA") currently manages Forum Fund and will manage Monarch Fund.

     5.   Tax-Free  Nature  of  the   Reorganization:   It  is  anticipated  the
          Reorganization will be accomplished without federal tax consequences for Forum Fund, Monarch Fund and their respective shareholders.

     6. Transaction Costs: The audit, legal and proxy solicitation costs of the Reorganization will be borne by FFG.

          THE  BOARD,   INCLUDING  THE   DISINTERESTED   TRUSTEES,   UNANIMOUSLY
     RECOMMENDS APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF THE FUND.

COMPARISON OF FEES

         Like all mutual funds, Forum Fund and Monarch Fund each incur certain expenses in their operations and, as a shareholder, you pay these expenses indirectly. The following tables compare the various fees and expenses that a shareholder bore from an investment in Forum Fund as of the annual period ended August 31, 2002 and the Pro Forma expenses of Monarch Fund, as of August 31, 2002, assuming the Reorganization is approved. Expense information for Monarch Fund for the annual period ended August 31, 2002 is not provided as Monarch Fund will not have any assets prior to the Reorganization.


FORUM DAILY ASSETS GOVERNMENT FUND/MONARCH DAILY ASSETS GOVERNMENT OBLIGATIONS FUND

--------------------------------------- --------------------- ----------------------
                                                                PRO FORMA MONARCH
                                         FORUM DAILY ASSETS       DAILY ASSETS
                                         GOVERNMENT FUND(1)        GOVERNMENT
                                                                OBLIGATIONS FUND
                                                                  (COMBINED)(2)
                                        --------------------- ----------------------
                                           INSTITUTIONAL            UNIVERSAL
                                               SHARES                SHARES
--------------------------------------- --------------------- ----------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------- --------------------- ----------------------
Management Fees                                0.15%                  0.15%
--------------------------------------- --------------------- ----------------------
Distribution (12b-1) Fees                       None                  None
--------------------------------------- --------------------- ----------------------
Other Expenses                                 0.56%                  0.34%
--------------------------------------- --------------------- ----------------------
TOTAL ANNUAL FUND OPERATING EXPENSES         0.71% (3)              0.49%(4)
--------------------------------------- --------------------- ----------------------

(1) Based on amounts incurred during Forum Fund's fiscal year ended August 31, 2002 stated as a percentage of the average daily net assets.
(2) Pro Forma amounts based on combined net assets of Forum Fund and Monarch Fund as if the Reorganization had occurred on August 31, 2002.
(3) Certain service providers of Forum Fund have voluntarily agreed to waive a portion of their fees and reimburse fund expenses in order to limit Total Annual Fund Operating Expenses of Forum Fund to 0.20% of average daily net assets. Fee waivers and expense reimbursements may be reduced or eliminated at any time.

(4) Certain service providers of Monarch Fund have voluntarily agreed to waive a portion of their fees and reimburse fund expenses in order to limit Total Annual Fund Operating Expenses to 0.20% of average daily net assets. Fee waivers and expense reimbursements may be reduced or eliminated at any time.

                       EXAMPLE OF EFFECT ON FUND EXPENSES

     The following is a hypothetical example intended to help you compare the cost of investing in Forum Fund with the costs of investing in the Monarch Fund after the Reorganization. This example assumes that you invest $10,000 in a specified fund and class for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual rate of return, that the Total Annual Fund Operating Expenses of the specified fund and class remain the same as stated in the above table, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

------------------------ ----------------------------------- ---------------------------------
                                    FORUM DAILY               PRO FORMA MONARCH DAILY ASSETS
                                 ASSETS GOVERNMENT             GOVERNMENT OBLIGATIONS FUND
                                        FUND                            (COMBINED)
                         ----------------------------------- ---------------------------------
                             INSTITUTIONAL UNIVERSAL
                                  SHARES SHARES
------------------------ ----------------------------------- ---------------------------------
1 Year                                   $73                               $50
------------------------ ----------------------------------- ---------------------------------
3 Years                                 $227                               $157
------------------------ ----------------------------------- ---------------------------------
5 Years                                 $395                               $274
------------------------ ----------------------------------- ---------------------------------
10 Years                                $883                               $616
------------------------ ----------------------------------- ---------------------------------

COMPARISON OF SECURITY HOLDERS' RIGHTS

     Forum,  a  Delaware  statutory  trust,  is subject  to  Delaware  law while
Monarch, a Massachusetts business trust, is subject to Massachusetts law. Delaware law provides that Forum's shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. Forum's Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of each series of Forum and provides for indemnification out of each Forum series' property of any shareholder or former shareholder held personally liable for the obligations of the Forum series. Forum's Trust Instrument also provides that each Forum series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust series and satisfy any judgment thereon. Thus, the risk of a shareholder of a Forum series incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the Forum series is unable to meet its obligations. Under Massachusetts law, shareholders of a Monarch series may, under certain circumstances, be held personally liable for the obligations of the Monarch series. The Monarch Agreement and Declaration of Trust, however, provides substantially similar shareholder indemnification coverage as that which is included in the Forum's Trust Instrument.

     Both Forum and Monarch are authorized to issue an unlimited number of authorized shares of beneficial interest, no par value. The Board and the Monarch Board may, without shareholder vote, divide the authorized shares into an unlimited number of separate portfolios or series. The Board and the Monarch Board may also, without shareholder approval, divide series into two or more classes of shares.

     Each share of each series of Forum and Monarch, regardless of the share class, has equal distribution, liquidation and voting rights, and fractional shares have these rights proportionately. Each share class of Forum and Monarch bears its own expenses related to the distribution of the shares (and certain other expenses such as transfer agency, shareholder service and administration expenses). Generally, shares of Forum and Monarch will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; (2) the 1940 Act requires a class vote; or (3) the Board or the Monarch Board, as applicable, determines that the matter affects more than one series and all affected series must vote.

     Neither Delaware nor Massachusetts law requires Forum or Monarch, respectively, to hold annual meetings of shareholders, and generally Forum and Monarch will hold shareholder meetings only when required by federal or state law. Shareholders of Forum and the Monarch representing 10% or more of Forum's or Monarch's (or a series thereof) shares may, as set forth in their respective organizational documents, call meetings of Forum or Monarch (or a series thereof), as applicable, for any purpose related to Forum or Monarch (or a series thereof), as applicable, including, the removal of one or more Trustees.

     There are no conversion or preemptive rights in connection with shares of Forum or Monarch. All shares of Forum and Monarch are fully paid and non-assessable. A shareholder of a Forum series or a Monarch series is entitled to the shareholder's pro-rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

     In contrast to Forum Fund, Monarch Fund and any other series of Monarch may reorganize into or merge with another registered, open-end investment company without a shareholder vote.

OTHER MATTERS

FEDERAL TAX CONSEQUENCES
------------------------

     It is anticipated that the Reorganization will have no federal income tax consequences for Forum Fund or its shareholders.

     You should consult your tax adviser regarding the effect of the Reorganization on you in light of your individual circumstances. You should also consult your tax adviser as to the state and local tax consequences, if any, of the Reorganization.

OUTSTANDING SHARES OF THE FUNDS
-------------------------------

     Only shareholders of Forum Fund on the Record Date are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 25,028,510.790 shares outstanding of Forum Fund.

     As of the Record Date, officers and Trustees of Forum as a group owned less than 1% of Forum Fund. As of the Record Date, and to the best of Forum Fund's knowledge and belief, the following persons owned beneficially or of record 5% of more of Forum Fund:

-------------------------------------------------- -------------------------- -----------------------
                                                                                        %
NAME AND ADDRESS                                            SHARES                   OF FUND
-------------------------------------------------- -------------------------- -----------------------
H.M. Payson & Co. Custody Account                       14,537,404.590                58.08%
FBO Customer Funds Under Management
P.O. Box 31 Portland, Maine 04112
-------------------------------------------------- -------------------------- -----------------------
H.M. Payson & Co. Trust Account                         10,099,321.800                40.35%
FBO Trust Funds Under Management
P.O. Box 31 Portland, Maine 04112
-------------------------------------------------- -------------------------- -----------------------


OTHER FUND SERVICE PROVIDERS

     The following FFG affiliates  serve as service  providers to both Forum and
Monarch:   (1)  Forum   Administrative   Services,   LLC   ("FAdS")   serves  as
administrator; (2) Forum Fund Services, LLC ("FFS") serves as principal underwriter; (3) Forum Shareholder Services, LLC ("FSS") serves as transfer agent; (4) Forum Accounting

Services, LLC serves as fund accountant; and (5) Forum Trust, LLC serves as custodian (collectively, the "Forum Companies"). Each of the Forum Companies is an indirect wholly owned subsidiary of FFG and is controlled by John Y. Keffer, the Chairman and President of Forum and Monarch.

     FFG is indirectly controlled by John Y. Keffer. FFG and Mr. Keffer stand to benefit financially from the Reorganization in that the consolidation of the Money Market Assets into one registrant is expected to provide certain economies of scale that will effectively decrease the level of fee waivers required of FFG to maintain the net expenses of Monarch Fund at pre-Reorganization levels. Fee waivers are voluntary and may be reduced or eliminated at any time.

     Forum Fund paid the Forum Companies listed below the following fees (subsequent to fee waivers) for the period from August 31, 2001 to August 31, 2002 (Monarch Fund paid no fees as it was not in existence at the time):

------------------------------------------------ -----------------------------------------------
FORUM COMPANY                                           DAILY ASSETS GOVERNMENT FUND(1)
------------------------------------------------ -----------------------------------------------
Forum Administrative Services, LLC                                    None
------------------------------------------------ -----------------------------------------------
Forum Fund Services, LLC                                              None
------------------------------------------------ -----------------------------------------------
Forum Shareholder Services, LLC                                       $915
------------------------------------------------ -----------------------------------------------
Forum Accounting Services, LLC                                     $25,546
------------------------------------------------ -----------------------------------------------
Forum Trust, LLC                                                    $5,475
------------------------------------------------ -----------------------------------------------

(1) During the fiscal year ended August 31, 2002, Forum Fund was a feeder fund in a master-feeder structure. Accordingly, Forum Fund's expenses include its pro-rata share of the expenses of its corresponding master fund.

PRO FORMA FINANCIALS
--------------------
     Pro Forma financials are not provided as all assets in the merged fund are coming solely from Forum Fund. Monarch Fund currently has no assets. As a result, Forum Fund will be the accounting successor of the merger and the merged fund will adopt the performance and financial history of Forum Fund.

MATTERS INCORPORATED BY REFERENCE
---------------------------------

     Forum Fund's audited financial statements for the most recent annual and semi-annual periods, which are included in its respective Annual and Semi-Annual Reports to Shareholders, are incorporated by reference in this proxy statement.

REPORTS TO SHAREHOLDERS
-----------------------

         Forum Fund will furnish, upon request and without charge, to each person to whom this Proxy Statement is delivered a copy of its latest annual and semi-annual report to shareholders. To request a copy, please call or write FSS, Forum Fund' transfer agent, at Two Portland Square, Portland, Maine 04101, (800) 943-6786.



                                             By Order of the Board of Trustees,

                                             /s/ LESLIE K. KLENK
                                             ----------------------------------
                                             Leslie K. Klenk
                                             Secretary

                      AGREEMENT AND PLAN OF REORGANIZATION



         This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this 9th day of June, 2003, by and between Monarch Funds (the "Trust"), a Massachusetts business trust, for itself and on behalf of the Daily Assets Government Obligations Fund (the "Acquiring Fund") and Forum Funds ("Forum"), a Delaware statutory trust, for itself and on behalf of the Daily Assets Government Fund (the "Target Fund").

         WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of the Target Fund in exchange for shares of equal value of the Acquiring Fund and the distribution of those shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the dissolution and liquidation of the Target Fund (the "Reorganization"); and


         WHEREAS, the parties intend that the Reorganization qualify as a "reorganization" (as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code")), that the Acquiring Fund and the Target Fund each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization, and that this Plan be, and they adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations").

         NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

         1. DEFINITIONS.


            In addition to the terms defined above, the following terms shall have the following meanings:


1933 ACT                       The Securities Act of 1933, as amended.


ACQUIRING CLASS                The class of voting shares of the Acquiring  Fund
                               that the Trust will issue to the shareholders of the Target Fund set forth in Schedule A.

ASSETS All property and assets of any kind the Target Fund owns at the Effective Time and all interests, rights, privileges and powers of or attributable to the Target Fund at that time, wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by or attributed to the Target Fund and any deferred or prepaid expense shown as an asset on the Target Fund's books.

ASSETS LIST                    A list of securities  and other Assets and Known
                               Liabilities of or  attributable  to the Target
                               Fund as of the date provided to the Trust.

BUSINESS DAY                   Each weekday  except Federal  holidays and other
                               days that the Federal  Reserve Bank of San
                               Francisco is closed.

CLOSING DATE                   July 15, 2003.


EFFECTIVE TIME                 9:00 a.m. Eastern time on the Business Day
                               following the Closing Date, or such other time as the parties may agree to in writing.

FUND The Acquiring Fund or the Target Fund, as the context may require.

KNOW, KNOWN OR KNOWLEDGE       Known after reasonable inquiry.

LIABILITIES                    All liabilities of,  allocated or attributable to
                               the  Target  Fund,   whether  Known  or
                               unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.


NET VALUE OF ASSETS            Value of Assets, determined in accordance with
                               Section 3(a)(2), net of Liabilities.

REORGANIZATION DOCUMENTS       Such  bills  of  sale,   assignments,
                               assumptions, and other instruments as desirable for the Target Fund to transfer to the Acquiring
                               Fund all right and title to and interest in the Assets and for the Acquiring Fund to assume the Liabilities.

SCHEDULE A                     Schedule A to this Plan.

TARGET CLASS                   The class of voting shares of the Target Fund set
                               forth in Schedule A.

TARGET FINANCIAL STATEMENTS    The audited financial statements of the Target
                               Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

VALUATION TIME                 The time on the Closing  Date,  the Business Day
                               immediately preceding the Closing Date if the Closing Date is not a Business Day, or such other date as the parties may agree to in writing, that the Trust determines the net asset value of the shares of the Acquiring Fund and the Net Value of Assets. Unless otherwise agreed to in writing, the Valuation Time shall be at the time of day then set forth in the Target Fund's Registration
                               Statement on Form N-1A as the time of day at which net asset value is calculated.

         2.    REGULATORY FILINGS AND SHAREHOLDER ACTION.

               (a) The Trust and Forum shall promptly prepare and file all appropriate regulatory filings, including, without limitation, filings with federal, state or foreign securities regulatory authorities.

               (b)  The  parties  shall  seek  an   order  of   the  SEC,  if
                    appropriate,  providing them with any necessary  relief from
                    Section 17 of the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

               (c) Prior to the Closing Date, the Target Fund shall hold a shareholder meeting to consider and approve this Plan and such other matters as Forum's Board of Trustees may determine.

          3.   TRANSFER OF ASSETS AND RELATED TRANSACTIONS.  The Trust and Forum
               shall   take   the   following   steps   with   respect   to  the
               Reorganization:

               (a) On or prior to the Closing Date, (i) Forum shall endeavor to pay or make reasonable provision to pay all of the Liabilities, expenses, costs and charges of or attributable to the Target Fund that are Known to the Target Fund and that are due and payable as of the Closing Date, and (ii) the Target Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its "investment company taxable income" (as defined in section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid) and substantially all of its "net capital gain," if any (as defined in section 1222(11)) for the current taxable year through the Effective Time.

               (b) At the Effective Time, Forum shall assign, transfer, deliver and convey all of the Assets to the Acquiring Fund, subject to all of the Liabilities. The Trust shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) all of the Assets at or after the
                    Effective  Time  shall  become  and  be  the  assets  of the
                    Acquiring Fund and (ii) all of the Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

               (c) Forum shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following bases:

                    (1) In exchange for the transfer of the Assets, the Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Trust shall determine the number of shares of each Acquiring Class to be issued by dividing the Net Value of Assets attributable to the Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the Net Value of Assets attributable to the Target Class.

                    (2) The parties shall determine, as of the Valuation Time, the net asset value of the Acquiring Fund shares to be delivered and the Net Value of Assets to be conveyed, substantially in accordance with the Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

                    (3)  Forum   shall   transfer   the  Assets  with  good  and
                         marketable title to the Trust for the benefit the Acquiring Fund. Forum shall transfer all cash in the form of immediately available funds payable to the order of the Trust for the benefit of the Acquiring Fund. Forum shall transfer any of the Assets that were not transferred to the Trust at the Effective Time to the Trust at the earliest practicable date thereafter.

               (d) The foregoing steps, together with all other related acts necessary to consummate the Reorganization, shall occur at the Trust's principal office on the Closing Date, or at such other place as the parties may agree on. All steps and acts shall be deemed to take place simultaneously at the Effective Time.

               (e) Promptly after the Closing Date (usually within one week), Forum will deliver to the Trust a Statement of Assets and Liabilities of the Target Fund as of the Closing Date.

          4. DISSOLUTION AND LIQUIDATION OF THE TARGET FUND, REGISTRATION OF SHARES AND ACCESS TO RECORDS. The Trust and Forum also shall take the following steps in connection with the Reorganization:

               (a) At or as soon as reasonably practical after the Effective Time, the Target Fund shall dissolve and liquidate by transferring to shareholders of record as of the Effective Time of the Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Target Class held by the shareholder. The Target Class shareholder also shall have the right to receive any unpaid dividends or other distributions that the Target Fund declared with respect to the shareholder's
                    Target Class  shares at or before the  Effective  Time.  The
                    Trust shall record on the Acquiring Fund's books the ownership by the shareholders of the respective Acquiring Fund shares, certificates for which will not be issued; the Target Fund shall simultaneously redeem and cancel on its books all of its issued and outstanding shares of the Target Class. The Target Fund shall then wind up its affairs and dissolve as soon as is reasonably possible, but in no event more than six (6) months after the Effective Time, and in accordance with all applicable laws and regulations.

               (b) If the Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, the Acquiring Fund shall require the shareholder to (i) furnish the Acquiring Fund with an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; (ii) if any of the shares is outstanding in certificate form, deliver to the Acquiring Fund the certificate representing such shares; and
                    (iii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or does not apply.

               (c) At and after the Closing Date, Forum shall provide the Trust and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Target Fund shareholders and the number and percentage ownership of the outstanding shares of the Target Classes owned by each shareholder as of the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Target Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, its records as required by Section 31 of and Rules 31a-1 and 31a-2 under the 1940 Act.

         5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FORUM. Forum, on behalf of itself and, as appropriate, the Target Fund, represents and warrants to, and agrees with, the Trust as follows:

               (a) Forum is a statutory trust, validly existing and in good standing under the laws of the State of Delaware. Forum's Board of Trustees has duly established and designated the Target Fund as a series of Forum and the Target Class as a class of the Target Fund. Forum is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect. Before January 1, 1997, Forum "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since.

               (b) Forum has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, and to enter into this Plan and to consummate the transactions contemplated herein.

               (c) Forum's Board of Trustees has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of Forum have executed and delivered this Plan. Assuming due execution and delivery of this Plan by the Trust, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referenced in Section 2(c), the consummation of the transactions contemplated by this Plan will not, violate Forum's Trust Instrument or By-Laws. Except for obtaining the approval of Target Fund shareholders, Forum does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

               (d) The Target Fund is a "fund" (as defined in Section 851(g)(2) of the Code); it has qualified for treatment as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code ("RIC") for each taxable year since the commencement of its operations and qualifies and shall continue to qualify for treatment as a RIC for its taxable year which includes the Effective Time; it will invest its assets at all times through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of such Subchapter M did not apply to it.

               (e) Forum has duly authorized and validly issued all of its issued and outstanding shares and all of the shares are validly outstanding, fully paid and non-assessable, and are offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase Target Fund shares, nor are there any securities convertible into Target Fund shares.

               (f) Forum shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distributions deemed advisable in anticipation of the Reorganization (including distributions pursuant to Section 3(a)(2) hereof). From the date it commenced operations through the Effective Time, the Target Fund shall conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; and before the Effective Time the Target Fund will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying the Acquiring Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC, or (b) otherwise change its historic investment policies.

               (g) At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

               (h) The Target Fund's Financial Statements, copies of which have been previously delivered to the Trust, fairly present the financial position of the Target Fund as of its most recent fiscal year-end and the results of its operations and changes in its net assets for the periods indicated. The Target Fund's Financial Statements are in accordance with generally accepted accounting principles consistently applied.

               (i) To the Knowledge of the Trust, the Target Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in the Target Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the Target Financial Statements, and Liabilities set forth in the Assets List.

               (j) Forum does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Target Fund or the Assets or its businesses. Forum does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or the Assets or its ability to consummate the transactions contemplated by the Plan.

               (k) Except for contracts, agreements, franchises, licenses, or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, Forum is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Target Fund.

               (l) Forum has filed federal income tax returns of the Target Fund, copies of which have been previously delivered to the Trust, for all completed taxable years, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns.

               (m) Since the date of the Target Fund's Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

               (n) The Target Fund incurred the Liabilities in the ordinary course of its business.

               (o) The Target Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code).

               (p)  During the five-year  period  ending at the Effective  Time,
                    (a) neither the Target Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Fund shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund shares or Target Fund shares, except for shares redeemed in the ordinary course of the Target Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Fund shares, other than normal, regular dividend distributions made pursuant to the Target Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code.

               (q) Not more than 25% of the value of the Target Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

         6. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust, on behalf of itself and, as appropriate, the Acquiring Fund, represents and warrants to, and agrees with Forum as follows:

               (a) The Trust is organized as a business trust duly created, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Trust's Board of Trustees has duly established and designated the Acquiring Fund as a series of the Trust and the Acquiring Class as a class of the Acquiring Fund. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect. Before January 1, 1997, the Trust "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since.

               (b) The Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, and to enter into this Plan and to consummate the transactions contemplated herein.

               (c) The Trust's Board of Trustees has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Trust have executed and delivered this Plan. Assuming due execution and delivery of this Plan by the Trust, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Trust's Trust Instrument or By-Laws. The Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

               (d) The Acquiring Fund is a "fund" (as defined in Section 851(g)(2) of the Code); it has qualified for treatment as a RIC for each taxable year since the commencement of its operations and qualifies and shall continue to qualify for treatment as a RIC for its taxable year which includes the Effective Time; it will invest its assets at all times through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of such Subchapter M did not apply to it.

               (e) The Trust shall duly authorize the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

               (f) The Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Acquiring Fund or its assets or businesses. There are no facts that the Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or assets or its ability to consummate the transactions contemplated herein.

               (g) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Trust is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Acquiring Fund.

               (h) The Trust has filed federal income tax returns of the Acquiring Fund, copies of which have been previously delivered to Forum, for all completed taxable years, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) The Trust has made all state filings to register the Acquiring Class in each jurisdiction that the Target Class is currently registered and all necessary steps have been taken under all relevant jurisdictions' securities laws to consummate the Reorganization.

               (j) Since August 31, 2002, there has been no material adverse change in the financial condition, business, properties or assets of the Acquiring Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

               (k) No consideration other than Acquiring Fund shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

               (l) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund shares, any Acquiring Fund shares issued to the Target Fund's shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act.

               (m) Following the Reorganization, the Acquiring Fund (a) will continue the Target Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of the Target Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, the Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status.

               (n) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization.

               (o) Immediately after the Reorganization, (a) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items and U.S. government securities) will be invested in the stock and securities of any one issuer and
                    (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

               (p) The Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund.

               (q) During the five-year period ending at the Effective Time, neither the Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Fund shares with consideration other than Acquiring Fund shares.

          6A. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF EACH FUND. Forum, on behalf of itself and, as appropriate, the Target Fund, represents and warrants to, and agrees with, the Trust, and the Trust, on behalf of itself and, as appropriate, the Acquiring Fund, represents and warrants to, and agrees with, Forum, as follows:

               (a) The fair market value of the Acquiring Fund shares each Target Fund shareholder receives will be approximately equal to the fair market value of the Target Fund shares it constructively surrenders in exchange therefor.

               (b) Its management (a) is unaware of any plan or intention of the Target Fund's shareholders to redeem, sell or otherwise dispose of (i) any portion of their Target Fund shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund shares they receive in the Reorganization to any person "related" (within such meaning) to the Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Target Fund as a series of an open-end investment company,
                    (c) expects that the percentage of Target Fund shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and
                    (d) does not anticipate that there will be extraordinary redemptions of Target Fund shares immediately following the Reorganization.

               (c) Each Target Fund shareholder will pay his or her own expenses (including fees of personal investment or tax advisors for advice regarding the Reorganization), if any, he or she incurs in connection with the Reorganization.

               (d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

               (e) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

               (f) Pursuant to the Reorganization, the Target Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, the Target Fund held immediately before the Reorganization. For the purposes of the foregoing, any amounts the Target Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization.

               (g) None of the compensation received by any Target Fund shareholder who is an employee of or service provider to the Target Fund will be separate consideration for, or allocable to, any of the Target Fund shares that shareholder held; none of the Acquiring Fund shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement or other service agreement; and the consideration paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

               (h) Immediately after the Reorganization, the Target Fund's shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of the Acquiring Fund.

               (i) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

               (j) The aggregate value of the acquisitions, redemptions and distributions limited by Sections 5(q), 6(m) and 6(r) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Target Fund at the Effective Time.


          7. CONDITIONS TO FORUM'S OBLIGATIONS. The obligations of Forum set forth herein shall be subject to the following conditions precedent:

               (a) The Trust shall have duly executed and delivered its applicable Reorganization Documents to Forum.

               (b) The Target Fund's shareholders shall have approved this Plan in the manner required by Forum's Trust Instrument and applicable law. If the Target Fund shareholders fail to approve this Plan, that failure shall release Forum's obligations with respect to the Target Fund under this Plan.

               (c) The Trust shall have delivered to Forum a certificate dated as of the Closing Date and executed in its name by the Secretary or Assistant Secretary of the Trust, in a form reasonably satisfactory to Forum, stating that the representations and warranties of the Trust in this Plan are true and correct in all material respects at and as of the Effective Time.

               (d) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Reorganization.

               (e) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

               (f) The Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

               (g) Forum shall have received from the Trust a duly executed instrument whereby the Acquiring Fund assumes all of the Liabilities of or attributable to the Target Fund.

               (h)  Neither  party shall have  terminated  this Plan pursuant to
                    Section 10 of this Plan.

               (i) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit consummation of the Reorganization.

               (j) The parties shall have received a certificate from Forum Financial Group, LLC stating that it and/or its affiliates will pay all audit, legal and proxy solicitation costs incurred by the Funds in connection with the Reorganization.

               (k) Forum's Board of Trustees, including a majority of the trustees who are not "interested persons" (as that term is defined in section 2(a)(19) of the 1940 Act) of Forum or the Trust ("Independent Trustees"), shall have determined that the Target Fund's participation in the Reorganization is in the best interests of the Target Fund and that the interests of its existing shareholders will not be diluted as a result of the Reorganization.

          8. CONDITIONS TO THE TRUST'S OBLIGATIONS. The obligations of the Trust set forth herein shall be subject to the following conditions precedent:

               (a) Forum shall have duly executed and delivered its applicable Reorganization Documents to the Trust.

               (b) The Target Fund's shareholders shall have approved this Plan in the manner required by Forum's Trust Instrument and applicable law. If the Target Fund shareholders fail to approve this Plan, that failure shall release the Trust's obligations with respect to the Acquiring Fund under this Plan.

               (c) Forum shall have delivered to the Trust a certificate dated as of the Closing Date executed in its name by its Secretary or Assistant Secretary, in a form reasonably satisfactory to the Trust, stating that the representations and warranties of Forum in this Plan are true and correct in all material respects at and as of the Effective Time.

               (d) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

               (e) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

               (f) Forum shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

               (g)  Neither  party shall have  terminated  this Plan pursuant to
                    Section 10 of this Plan.

               (h) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit consummation of the Reorganization.

               (i) The parties shall have received a certificate from Forum Financial Group, LLC stating that it and/or its affiliates will pay all audit, legal and proxy solicitation costs incurred by the Funds in connection with the Reorganization.

               (j) The Board of Trustees of the Trust, including its Independent Trustees, shall have determined that the Acquiring Fund's participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of its existing shareholders will not be diluted as a result of the Reorganization.


          9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

          10. TERMINATION OF PLAN. A majority of a party's Board of Trustees may terminate this Plan, by giving notice to the other party, at any time before the Effective Time if: (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied or (ii) the Board of Trustees determines that the consummation of the Reorganization is not in the best interests of shareholders.

          11. GOVERNING LAW. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

          12. BROKERAGE FEES. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

          13. AMENDMENTS. The parties may, by agreement in writing authorized by its respective Boards of Trustees, amend this Plan at any time before or after the Target Fund's shareholders approve this Plan. However, after the Target Fund's shareholders have approved this Plan, the parties may not amend this Plan in a manner that materially alters the obligations of either party with respect to the Reorganization. The parties shall not deem this Section to preclude them from changing the Closing Date or the Effective Time by mutual agreement.

          14. WAIVERS. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

          15. COOPERATION AND FURTHER ASSURANCES. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of obligations under this Plan and the consummation of the Reorganization, as the other shall deem necessary, advisable or appropriate.

          16. LIMITATION ON LIABILITIES. The obligations of Forum and the Target Fund or the Trust and the Acquiring Fund shall not bind any of their respective Trustees, shareholders, nominees, officers, agents, or employees of Forum or the Trust personally, but shall bind only the assets and property of the Target Fund and Acquiring Fund, respectively. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Target Fund or the Acquiring Fund, as appropriate.

          17. NOTICES. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:


               For Forum:

                           Leslie K. Klenk
                           Forum Financial Group, LLC
                           Two Portland Square
                           Portland, Maine 04101


               With copies to:

                           Anthony C.J. Nuland, Esq.
                           Seward & Kissel LLP
                           1200 G Street, N.W., Suite 350
                           Washington, D.C. 20005


               For Monarch:

                           Patrick J. Keniston
                           Forum Financial Group, LLC
                           Two Portland Square
                           Portland, ME 04101


               With copies to:

                           R. Darrell  Mounts,  Esq.
                           Kirkpatrick  & Lockart LLP
                           1800  Massachusetts Avenue, NW
                           Washington, D.C.  20036-1800

          18. GENERAL. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.


         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized officers designated below to execute this Plan as of the date first written above.

                                                     FORUM FUNDS,
                                                     for itself and on behalf of the Daily Assets
                                                     Government Fund

ATTEST:




____________________________________________         By:    ______________________________________________
Name:                                                       Name:
Title:                                                      Title:




                                                     MONARCH FUNDS,
                                                     for itself and on behalf the Daily Assets Government
                                                     Obligations Fund

ATTEST:

____________________________________________         By:    ______________________________________________
Name:                                                Name:
Title:                                               Title:


                           THE REMAINDER OF THIS PAGE
                          WAS INTENTIONALLY LEFT BLANK

                                   SCHEDULE A


                            CORRESPONDING CLASS TABLE


-------------------------------- ------------------------------ ------------------------------ -----------------------------
                                                                CORRESPONDING                  CORRESPONDING
ACQUIRING FUND                   ACQUIRING CLASS                TARGET FUND                    TARGET CLASS
-------------------------------- ------------------------------ ------------------------------ -----------------------------
DAILY ASSETS GOVERNMENT          Universal Shares               DAILY ASSETS GOVERNMENT        Institutional Shares
OBLIGATIONS FUND                                                FUND
-------------------------------- ------------------------------ ------------------------------ -----------------------------





                                      -A1-

                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


                                      PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints Beth P. Hanson, Leslie K. Klenk and Patrick J. Keniston (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Government Fund (the "Forum Series"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Forum Series to be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101, on July 15, 2003, at 10:00 a.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

         To approve the reorganization of Daily Assets Government Fund, a series of Forum Funds, a Delaware statutory trust, into Daily Assets Government Obligations Fund, a series of Monarch Funds, a Massachusetts business trust.

                  FOR _____    AGAINST _____    ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on July 15, 2003. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.


--------------------------------------------------------      ------------------
Authorized Signature                                           Date



--------------------------------------------------------
Printed Name (and Title if Applicable)



--------------------------------------------------------      ------------------
Authorized Signature (Joint Investor or Second Signatory)      Date



--------------------------------------------------------
Printed Name (and Title if Applicable)